                 SEVENTH AMENDMENT TO REVOLVING CREDIT AGREEMENT

            This Seventh Amendment to Revolving Credit Agreement (the "Seventh Amendment") is dated as of July 21, 2000, among Mid-America Apartment Communities, Inc. ("MAAC"), Mid-America Apartments, L.P. ("Mid-America"), the financial institutions listed on Schedule 1, as amended or supplemented from time to time (the "Lenders"), AmSouth Bank, an Alabama banking corporation, as Administrative Agent for the Lenders, its successors and assigns (in such capacity, the "Administrative Agent"), and Commerzbank AG, New York and Grand Cayman Branches, as Co-Arranger and Syndication Agent.

                                    RECITALS

            A. MAAC, Mid-America, certain Lenders and the Administrative Agent entered into that certain Revolving Credit Agreement dated as of March 16, 1998, executed in amendment and restatement of that certain Revolving Credit Agreement among MAAC, Mid-America, the Administrative Agent and certain lenders, dated November 20, 1997, as amended by First Amendment to Revolving Credit Agreement dated as of May 15, 1998, by Second Amendment to Revolving Credit Agreement dated as of October 1, 1998, by Third Amendment to Revolving Credit Agreement dated as of November 12, 1998, by Fourth Amendment to Revolving Credit Agreement dated as of March 31, 1999, by Fifth Amendment to Revolving Credit Agreement dated as of May 28, 1999, and by Sixth Amendment to Revolving Credit Agreement dated as of November 12, 1999 (as it may be amended further from time to time, the "Agreement"). Unless otherwise defined in this Seventh Amendment, capitalized terms shall the meaning assigned to them in the Agreement.

            B. The Borrowers have requested that the Agreement be amended to extend the Maturity Date and to modify certain other provisions of the Agreement.

            C. The parties to the Agreement desire to execute this Seventh Amendment to evidence the extension of the Maturity Date and the other modifications.

                                    AGREEMENT

            NOW, THEREFORE, in consideration of the above Recitals, the parties hereby agree as follows:

      1. Section 1.1, The Loans, is hereby amended by deleting the amount of "$150,000,000" and replacing it with the amount of "$85,000,000".

      2. Section 1.3, Commitments, is hereby amended by deleting the amount of "$150,000,000.00" and replacing it with the amount of "$85,000,000.00".

      3. Section 1.11(a), Letter of Credit Fees, is hereby amended by replacing the percentage of one and fifty hundredths of one percent (1.50%) with one and thirty-five hundredths of one percent (1.35%), to be effective for any letters of credit issued or renewed after January 1, 2001. 1.

      4. Section 1.11(c), Facility Fees, is hereby amended by adding to the end of the current definition the following provision:

                  Effective for the quarter commencing on January 1, 2001, the
            Facility Fee shall be determined based upon either (i) the then applicable ratio of the average for the prior 6-month period of advances under the Swing Line Facility and the Notes plus the sum of all Letters of Credit outstanding as of the last day of the applicable quarter to the sum of Development Project Costs as of the last day of the applicable quarter and the value of all Stabilized Properties as of said day (based on the Adjusted NOI of said Stabilized Properties, as may be adjusted pursuant to subparagraphs
            (d) and (e) of the definition of "Advance Rate" set forth in Section
            11.1 hereof) or (ii) the then applicable ratio of Adjusted NOI for all Mortgaged Properties (based on the prior three months annualized) to Assumed Debt Service, as follows:

Advances under Swing Line Facility plus
Notes plus Letters of Credit/Development               Adjusted NOI/Assumed
Project Costs plus value of Stabilized Properties      Debt Service                 Facility Fee
-------------------------------------------------      ------------                 ------------
           > =$57.5% but < 60%                         > =$1.5 but < 1.6            20 basis points
           > =$55% but < 57.5%                         > =$1.6 but < 1.7            15 basis points
           > =$52.5% but < 55%                         > =$1.7 but < 1.85           15 basis points
           > =$50% but < 52.5%                         > =$1.85 but < 2.0           15 basis points
           < 50%                                       > =$2.0                      15 basis points

            If the calculation of the two covenants used to determine the Facility Fee after January 1, 2001, would result in two different Facility Fees, the higher Facility Fee shall be deemed the applicable Facility Fee.

      5. Section 6.8, Other Financial Covenants, is hereby amended as follows:

            (a) Subsection (a) is hereby amended by replacing "sixty-two percent (62%)" with "sixty-five percent (65%)".

            (b) Subsection (c) is hereby amended by replacing "1.70" with "1.65".

            (c) Subsection (f) is hereby deleted in its entirety and replaced with the following:

                  (f) Through the quarter ended June 30, 2000, permit the ratio of Adjusted NOI for all Mortgaged Properties (based on the prior three (3) months, annualized) to Assumed Debt Service to be less than 1.25 to 1.0. For the quarter ended September 30, 2000, permit such ratio to be less than 1.35 to 1.0. From the quarter ended December 31, 2000, through the quarter ended September 30, 2001, permit such ratio to be less than 1.50 to 1.0. Thereafter, permit such ratio to be less than 1.75 to 1.0.

            (d) Subsection (h) is hereby deleted in its entirety and replaced with the following:

                  (h) Through the quarter ended September 30, 2001, fail to maintain as of the end of each fiscal quarter a ratio of Adjusted NOI from Stabilized Properties only (based on the prior three (3) months, annualized) to Assumed Debt Service for the same period (utilizing a 30-year assumed amortization period instead of a 25-year period) of at least 1.25 to 1.0. Thereafter, permit such ratio to be less than 1.50 to 1.0.

      4.    Section 11.1, Definitions, is hereby amended as follows:

            (a) The definition of "Advance Rate" is hereby amended by replacing the current Advance Rate for Development Projects of "50%" (in subparagraph (c) thereof) with the new Advance Rate of "40%". Notwithstanding the preceding sentence, the Advance Rate for the Katy, Texas property, until it becomes a Stabilized Property, shall be 37%.

            (b) The definition of "Borrowing Base" is hereby amended by replacing "$41,250,000" (in both places where such figure appears) with "$30,000,000".

            (c) The definition of "Margin" is hereby deleted in its entirety and replaced with the following:

                  Margin, through December 31, 2000, shall be determined based upon the then applicable ratio of Total Liabilities to Total Market Value of Assets, as follows:

Total Liabilities/Total
Market Value of Assets                      LIBOR Margin
----------------------                      ------------
         < 55%                              145 basis points
         >= 55% but < 60%                   165 basis points
         >=60% but < 62.50%                 175 basis points
         >=62.50%                           185 basis points

                  Effective January 1, 2001, Margin shall be determined based upon either (i) the then applicable ratio of the average for the prior 6-month period of advances under the Swing Line Facility and the Notes plus the sum of all Letters of Credit outstanding as of the last day of the applicable quarter to the sum of Development Project Costs as of the last day of the applicable quarter and the value of all Stabilized Properties as of said day (based on the Adjusted NOI of said Stabilized Properties, as may be adjusted pursuant to subparagraphs (d) and (e) of the definition of "Advance Rate" set forth Section 11.1 hereof) or (ii) the then applicable ratio of Adjusted NOI for all Mortgaged Properties (based on the prior three months annualized) to Assumed Debt Service, as follows:

Advances under Swing Line Facility and
Notes plus Letters of Credit/Development               Adjusted NOI/Assumed
Project Costs plus value of Stabilized Properties      Debt Service                 LIBOR Margin
-------------------------------------------------      ------------                 ------------
           > =$57.5% but < 60%                         > =$1.5 but < 1.6            175 basis points
           > =$55% but < 57.5%                         > =$1.6 but < 1.7            165 basis points
           > =$52.5% but < 55%                         > =$1.7 but < 1.85           155 basis points
           > =$50% but < 52.5%                         > =$1.85 but < 2.0           145 basis points
           < 50%                                       > =$2.0                      135 basis points

            If the calculation of the two covenants used to determine the Margin after January 1, 2001, would result in two different Margins, the higher Margin shall be deemed the applicable Margin.

            (d) The definition of "Maturity Date" is hereby amended by replacing "November 24, 2001" with "May 23, 2002".

      5. Fees. In consideration of this Seventh Amendment, the Borrowers shall pay to the Lenders on the date hereof an extension fee equal to 12.5 basis points of the Commitments ($106,250.00). An additional extension fee shall be payable by the Borrowers to the Administrative Agent on the date hereof pursuant to a separate letter agreement between the Administrative Agent and the Borrowers. The Borrowers shall pay the Administrative Agent such other fees as required by the Administrative Agent in a separate letter agreement between the Administrative Agent and the Borrowers.

      6.    Schedule 1 is hereby deleted in its entirety and replaced with
            Schedule 1 attached hereto and made a part hereof.

      7.    Schedule 2 is hereby deleted in its entirety and replaced with
            Schedule 2 attached hereto and made a part hereof.

      8.    Schedule 3 is hereby deleted in its entirety and replaced with
            Schedule 3 attached hereto and made a part hereof.

      9.    Schedule 4 is hereby deleted in its entirety and replaced with
            Schedule 4 attached hereto and made a part hereof.

      10. Exhibit J is hereby amended by replacing the Debt Covenant Worksheet for Compliance Certificate with the Worksheet attached hereto and made a part hereof.

      11. This Seventh Amendment shall not be effective until the following conditions have been fulfilled:

            a. The Administrative Agent has received a fully executed original of this Seventh Amendment;

            b. The Administrative Agent has received an original Note executed to the order of each Lender, in the principal amount of such Lender's commitment and evidencing such Lender's Loans;

            c. The fees required herein have been received by the Administrative Agent;

            d. The Administrative Agent has received appropriate resolutions of the Borrowers and the Subsidiaries authorizing the transactions contemplated herein;

            e. The Administrative Agent has received an opinion of counsel to each of the Borrowers, which opinion shall be satisfactory to the Administrative Agent in all respects; and

            f. The Administrative Agent has received a confirmation from each Subsidiary that is a Mortgagor that its Subsidiary Guaranty is in full force and effect.

      12. The parties hereto acknowledge that since the inception of the Loans, AmSouth Bank has served as the Administrative Agent for the Lenders and that in such capacity, AmSouth Bank has also served as the sole Arranger and the Syndication Agent under the Agreement. The Lenders, the Administrative Agent and the Borrowers hereby appoint Commerzbank AG, New York and Grand Cayman Branches as a Co-Arranger and the Syndication Agent under the Agreement (the "Co-Arranger"). The parties, specifically including the Co-Arranger, acknowledge that the Co-Arranger shall not receive any additional fees as a Co-Arranger and the Syndication Agent under the Agreement.

            Except as expressly amended hereby, the Agreement shall remain in full force and effect in accordance with its terms.

            Each Borrower represents and warrants that no Event of Default has occurred and is continuing under the Agreement, nor does any event that upon notice or lapse of time or both would constitute such an Event of Default exist.

            IN WITNESS WHEREOF, the parties have executed this Seventh Amendment as of the date first set forth above.

                                      Signature page to
                          Seventh Amendment to Revolving Credit Agreement

                                        MID-AMERICA APARTMENT
                                        COMMUNITIES, INC.


                                        By _____________________________________
                                        Name____________________________________
                                        Title___________________________________

                                      Signature page to
                          Seventh Amendment to Revolving Credit Agreement

                                        MID-AMERICA APARTMENTS, L.P.

                                        By Mid-America Apartment
                                        Communities, Inc.
                                         Its Sole General Partner


                                          By ___________________________________
                                          Name__________________________________
                                          Title_________________________________

                                      Signature page to
                          Seventh Amendment to Revolving Credit Agreement

                                        AMSOUTH BANK,
                                        in its individual capacity as Lender
                                        and as Administrative Agent


                                        By _____________________________________
                                        Name____________________________________
                                        Title___________________________________

                                      Signature page to
                          Seventh Amendment to Revolving Credit Agreement

                                        HIBERNIA NATIONAL BANK


                                        By _____________________________________
                                        Name____________________________________
                                        Title___________________________________

                                      Signature page to
                          Seventh Amendment to Revolving Credit Agreement

                                        COMMERZBANK AG,
                                        NEW YORK AND GRAND CAYMAN
                                        BRANCHES, in its individual capacity as
                                        Lender and as Co-Arranger and
                                        Syndication Agent


                                        By _____________________________________
                                        Name____________________________________
                                        Title___________________________________


                                        By _____________________________________
                                        Name____________________________________
                                        Title___________________________________

                                      Signature page to
                          Seventh Amendment to Revolving Credit Agreement

                                        FIRST TENNESSEE BANK, N.A.


                                        By _____________________________________
                                        Name____________________________________
                                        Title___________________________________

                                      Signature page to
                          Seventh Amendment to Revolving Credit Agreement

                                        NATIONAL BANK OF COMMERCE OF
                                        BIRMINGHAM


                                        By _____________________________________
                                        Name____________________________________
                                        Title___________________________________

                                   SCHEDULE 1

List of Lenders                                                       Percentage
---------------                                                       ----------

AmSouth Bank                                                            29.41%

Hibernia National Bank                                                  10.0%

National Bank of Commerce                                               10.0%
of Birmingham

First Tennessee Bank, N.A                                               23.53%

Commerzbank AG, New York
and Grand Cayman Branches                                               27.06%

                                                                        =====
TOTAL                                                                   100.0%

                                   SCHEDULE 2

                          [Current List of Properties]

                                                                    Availability
Property                             Advance Rate                  as of 7/21/00
--------                             ------------                  -------------

I.   Stabilized Properties:

1.   Reflection Pointe (MS)               60%                      $  7,048,503
2.   Anatole (FL)                         60%                         5,427,657
3.   Township (VA)                        60%                         7,741,459
4.   Sterling Ridge (GA)                  60%                         4,582,333
5.   Courtyards at Campbell (TX)          60%                         6,002,703
6.   Deer Run (TX)                        60%                         5,665,952
7.   Reserve at Dexter I (TN)             60%                         9,630,000
8.   Paddock Club Gainesville (FL)        60%                        10,440,000
9.   Paddock Club Panama City (FL)        60%                        10,740,000

II.  Development Projects:

1.   Grande View Nashville (TN)           40% of cost              $  9,488,006
2.   Grand Reserve Lexington (KY)         40% of cost                11,613,890
3.   Reserve at Dexter II (TN)            40% of cost                 5,708,175
4.   Kenwood Club Katy (TX)               37% of cost                 5,942,089

                                   SCHEDULE 3

                               [Notice Addresses]

AmSouth Bank
Real Estate Department
9th Floor
AmSouth/Sonat Building
1900 5th Avenue North
Birmingham, Alabama 35203
Attention: Mr. Lawrence B. Clark

Hibernia National Bank
313 Carondolet Street
Suite 1400
New Orleans, Louisiana 70130
Attn: Ms. Yancey Jones

First Tennessee Bank, N.A.
1st Floor-Real Estate
165 Madison Avenue
Memphis, Tennessee 38103
Attn: Ms. Jennifer Andrews

Commerzbank AG, New York
and Grand Cayman Branches
Two World Financial Center
225 Liberty Street, 34th Floor
New York, New York 10281
Attn: Mr. Marcus Perry

National Bank of Commerce of Birmingham
1927 1st Avenue North
Birmingham, AL 35203
Attn: Mr. J. Cotten Volman

Mid-America Apartment Communities, Inc.
6584 Poplar
Suite 340
Memphis, Tennessee 38138
Attention: Mr. Simon R.C. Wadsworth

Mid-America Apartments, L.P.
6584 Poplar
Suite 340
Memphis, Tennessee 38138
Attention: Mr. Simon R.C. Wadsworth

                                   SCHEDULE 4

                           [Subsidiaries & Ownership]

Mid-America Apartments of Texas, L.P., a Texas limited partnership

                        Mid-America Apartment Communities
                           Revolving Credit Agreement
                             Debt Covenant Worksheet
                           for Compliance Certificate

================================================================================
                                               Quarter    Quarter
                                               Ending     Ending      Annualized

                                               ------     ------      ----------
--------------------------------------------------------------------------------
Total Liabilities
--------------------------------------------------------------------------------
EBITDA-MAA
--------------------------------------------------------------------------------
EBITDA-FDC
--------------------------------------------------------------------------------
EBITDA-Combined
--------------------------------------------------------------------------------
Total Market Value
--------------------------------------------------------------------------------
Total Liabilities/Total Market Value
--------------------------------------------------------------------------------
Total Development and JV Investment
As % of Total Market Value
--------------------------------------------------------------------------------
Total Annualized Fixed Charges
--------------------------------------------------------------------------------
Preferred Dividend
--------------------------------------------------------------------------------
Principal (from below)
--------------------------------------------------------------------------------
Interest
--------------------------------------------------------------------------------
Total Annualized Fixed Charges
--------------------------------------------------------------------------------
EBITDA/ANNUALIZED FIXED
CHARGES:
--------------------------------------------------------------------------------
Principal
--------------------------------------------------------------------------------
From Mac Schedule
--------------------------------------------------------------------------------
Westside Creek II
--------------------------------------------------------------------------------
FDC
--------------------------------------------------------------------------------
Total Principal
================================================================================

Total Annualized Debt Service:
--------------------------------------------------------------------------------
Principal
--------------------------------------------------------------------------------
Interest
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Total Debt Service
--------------------------------------------------------------------------------
EBITDA/DEBT SERVICE

--------------------------------------------------------------------------------
Tangible Net Worth
--------------------------------------------------------------------------------
Equity
--------------------------------------------------------------------------------
Less Intangibles
--------------------------------------------------------------------------------
Tangible Net Worth

--------------------------------------------------------------------------------
AmSouth Properties only
--------------------------------------------------------------------------------
Adjusted NOI of Mortgaged Properties
--------------------------------------------------------------------------------
Assumed Debt Service
--------------------------------------------------------------------------------
Adjusted NOI/Assumed Debt Service
--------------------------------------------------------------------------------
Dividend Payments
--------------------------------------------------------------------------------
Common Dividend Payment
--------------------------------------------------------------------------------
Preferred Divident Payment
--------------------------------------------------------------------------------
Total Dividend Payment
--------------------------------------------------------------------------------
FFO
--------------------------------------------------------------------------------
FFO + Preferred Dividend
--------------------------------------------------------------------------------
Total Dividends/FFO+Preferred
================================================================================

=========================================================================================
                                                                                [Quarter]
-----------------------------------------------------------------------------------------
              > 2.00:1.0                   Debt Service Ratio
-----------------------------------------------------------------------------------------
              > 1.65:1.0                   Fixed Charge Ratio
-----------------------------------------------------------------------------------------
       > 1.25:1.0 (through 6/30/00)        Adjusted NOI Ratio
-----------------------------------------------------------------------------------------
        > 1.35:1.0 (quarter ended          Adjusted NOI Ratio
               9/30/00)
-----------------------------------------------------------------------------------------
> 1.50:1.0 (quarter ended 12/31/00 through Adjusted NOI Ratio quarter ended 9/30/01)
-----------------------------------------------------------------------------------------
         > 1.75:1.0 thereafter             Adjusted NOI Ratio
-----------------------------------------------------------------------------------------
> $550MM with accumulated depreciation     Net Worth
added back
-----------------------------------------------------------------------------------------
              < 7.5% MVA                   Development & Construction Debt
-----------------------------------------------------------------------------------------
              < 90% FFO                    Dividend payout
-----------------------------------------------------------------------------------------
                < 65%                      Debt/Total Market Value of Assets
-----------------------------------------------------------------------------------------
                < 10%                      Development Project Costs/
                                           Total Market Value of Assets
-----------------------------------------------------------------------------------------
      > 1.25:1.0 (through 9/30/01)         Adjusted NOI Ratio
                                           (Stabilized Properties)
-----------------------------------------------------------------------------------------
        > 1.50:1.0 thereafter              Adjusted NOI Ratio
                                           (Stabilized Properties)
=========================================================================================